Exhibit 10.1

__________

SHARE EXCHANGE AGREEMENT

Among each of:

THE SHAREHOLDERS OF
OAK HILLS DRILLING AND OPERATING INTERNATIONAL, INC.

And:

OAK HILLS DRILLING AND OPERATING INTERNATIONAL, INC.

And:

OAK HILLS DRILLING AND OPERATING, LLC

And:

LEXINGTON RESOURCES, INC.

Lexington Resources, Inc.
7473 West Lake Mead Road, Las Vegas, Nevada, U.S.A., 89128

__________

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT is made and dated for reference effective as at September 22, 2005 (the "Effective Date") as fully executed on this 20th day of January, 2006.

AMONG EACH OF:

THE UNDERSIGNED SHAREHOLDERS OF OAK HILLS DRILLING AND OPERATING INTERNATIONAL, INC., each having an address for notice and delivery located at 7545 Highway 270, Holdenville, Oklahoma, U.S.A., 74848

(each being hereinafter singularly referred to as a "Vendor" and collectively referred to as the "Vendors" as the context so requires);

OF THE FIRST PART

AND:

OAK HILLS DRILLING AND OPERATING INTERNATIONAL, INC., a company incorporated under the laws of the State of Nevada, U.S.A., and having an address for notice and delivery located at 7545 Highway 270, Holdenville, Oklahoma, U.S.A., 74848

(the "Company");

OF THE SECOND PART

AND:

OAK HILLS DRILLING AND OPERATING, LLC, a company incorporated under the laws of the State of Oklahoma, U.S.A., and having an address for notice and delivery located at 7545 Highway 270, Holdenville, Oklahoma, U.S.A., 74848

("Oak Hills LLC");

OF THE THIRD PART

(the Company and Oak Hills LLC being hereinafter also collectively referred to as the Company as the context so requires);

AND:

LEXINGTON RESOURCES, INC., a company incorporated under the laws of the State of Nevada, U.S.A., and having an address for notice and delivery located at 7473 West Lake Mead Road, Las Vegas, Nevada, U.S.A., 89128

(the "Purchaser");

OF THE FOURTH PART

(the Vendor, the Company and the Purchaser being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).

WHEREAS:

A.               The Company is a body corporate subsisting under and registered pursuant to the laws of the State of Nevada, U.S.A.;

B.               Oak Hills LLC, a body corporate subsisting under and registered pursuant to the laws of the State of Oklahoma, U.S.A., is the sole and wholly-owned subsidiary of the Company, and Oak Hills LLC is presently engaged in the business of acquiring, developing and operating various drilling rig equipment and requires additional and external capital in order to fully develop and realize the potential of its existing business (collectively, the "Company's Business");

C.               The Vendors are the legal and beneficial owners of all of the 400 presently issued and outstanding common shares in the capital of the Company (each a "Purchased Share"); the particulars of the registered and beneficial ownership of such Purchased Shares being set forth in Schedule "A" which is attached hereto and which forms a material part hereof;

D.               In accordance with the terms and conditions of that certain underlying "Agreement In Principle" dated for reference September 22, 2005 (the "Agreement In Principle"), as entered into among the Company, Oak Hills LLC and the Purchaser, the parties thereto had agreed to use their best efforts to initiate, complete and enter into a formal agreement on or before December 31, 2005, whereby, originally, it was contemplated that the Company would sell all of the issued and outstanding shares of Oak Hills LLC to the Purchaser upon the general terms and conditions as set forth therein; a copy of which Agreement In Principle being attached hereto as Schedule "B" and which forms a material part hereof, and the terms and conditions of the Agreement In Principle setting forth the Parties original and general intentions herein;

E.               Since entering into the Agreement In Principle there have been numerous discussions and negotiations as between the Parties hereto and respecting the original terms and conditions of the Agreement In Principle such that, by oral agreement, the Agreement In Principle was extended and the parties thereto determined to seek legal and tax advice respecting the structure of the proposed purchase and sale together with certain information respecting the underlying value of the Company's Business as originally contemplated by the terms of the Agreement In Principle; and

F.               As a consequence of such determined advice and information, and as a result of corresponding and subsequent discussions consequent thereon, the Parties hereto have now agreed to enter into this agreement (the "Agreement") which formalizes and replaces, in its entirety, the Agreement In Principle, as contemplated and required by the terms of the Agreement In Principle, and which restructures and clarifies the Parties' respective duties and obligations in connection with the proposed purchase now by the Purchaser from the Vendors of all of the Purchased Shares together with the further development of the Company's Business as a consequence thereof;

               NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual promises, covenants and agreements herein contained, THE PARTIES HERETO COVENANT AND AGREE WITH EACH OTHER as follows:

Article 1

DEFINITIONS

1.1               Definitions. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

(a)

"Agreement" means this "Share Exchange Agreement" as entered into among the Vendors, the Company, Oak Hills LLC and the Purchaser herein, together with any amendments thereto and any Schedules as attached thereto;

(b)	"Agreement In Principle" has the meaning ascribed to it in recital "D." hereinabove; a copy of which Agreement In Principle being attached hereto as Schedule "B" and forming a material part hereof;
(c)	"Arbitration Rules" means the rules of the American Arbitration Association, as amended from time to time, as set forth in Article "13" hereinbelow;
(d)	"Assignment", "Principal Sum", "Interest", "Indebtedness" and "Security" have the meanings ascribed to them in section "2.5" hereinbelow;
(e)	"Attorney" has the meaning ascribed to it in section "11.3" hereinbelow;
(f)	"Board of Directors" means, as applicable, the respective Board of Directors of the relevant Party hereto as duly constituted from time to time;
(g)	"business day" means any day during which chartered banks are open for business in the City of Las Vegas, Nevada, U.S.A.;
(h)

"Business Documentation" means any and all records and other factual data and information relating to the Company's Business interests and assets and including, without limitation, all plans, agreements and records which are in the possession or control of any of the Vendors or the Company in that respect;

(i)	"Closing" has the meaning ascribed to it in section "6.1" hereinbelow;
(j)	"Closing Date" has the meaning ascribed to it in section "6.1" hereinbelow;
(k)	"Commission" means the United States Securities and Exchange Commission;
(l)

"Company" means Oak Hills Drilling and Operating International, Inc., a company incorporated under the laws of the State of Nevada, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;

(m)	"Company Disclosure Schedule" has the meaning ascribed to it in section "2.2" hereinbelow;

(n)

"Company's Assets" means all assets, contracts, equipment, goodwill, inventory and Intellectual Property of the Company and including, without limitation, all of the property interests, assets, contracts, equipment, goodwill and inventory which are listed and described in Schedules "D" through "H" which are attached hereto and which form a material part hereof;

(o)	"Company's Business" has the meaning ascribed to it in recital "B." hereinabove;
(p)

"Company's Financial Statements" has the meaning ascribed to it in section "3.2" hereinbelow; a copy of which Company's Financial Statements being set forth in Schedule "C" which is attached hereto and which forms a material part hereof;

(q)	"Confidential Information" has the meaning ascribed to it in section "10.1" hereinbelow;
(r)	"Defaulting Party" and "Non-Defaulting Party" have the meanings ascribed to them in section "14.1" hereinbelow;
(s)	"Effective Date" has the meaning ascribed to it on the front page of this Agreement;
(t)	"Escrow Agent" has the meaning ascribed to it in section "7.1" hereinbelow;
(u)	"Execution Date" means the actual date of the complete execution of this Agreement and any amendment thereto by all Parties hereto as set forth on the front page hereof;
(v)	"Indemnified Party" and "Indemnified Parties" have the meanings ascribed to them in section "15.1" hereinbelow;
(w)	"Initial Due Diligence" has the meaning ascribed to it in section "5.1" hereinbelow;
(x)

"Intellectual Property" means, with respect to the Company, all right and interest to all patents, patents pending, inventions, know-how, any operating or identifying name or registered or unregistered trademarks and tradenames, all computer programs, licensed end-user software, source codes, products and applications (and related documentation and materials) and other works of authorship (including notes, reports, other documents and materials, magnetic, electronic, sound or video recordings and any other work in which copyright or similar right may subsist) and all copyrights (registered or unregistered) therein, industrial designs (registered or unregistered), franchises, licenses, authorities, restrictive covenants or other industrial or intellectual property used in or pertaining to the Company and including, without limitation, the items described in Schedule "D" which is attached hereto and which forms a material part hereof, and all lists of customers, documents, records, correspondence and other information pertaining to the Company;

(y)	"OTCBB" means the NASD Over-the-Counter Bulletin Board, together with its respective successors and permitted assigns as the context so requires;
(z)

"Parties" or "Party" means, respectively, the Vendors, the Company, Oak Hills LLC and the Purchaser hereto, as the case may be, together with their respective successors and permitted assigns as the context so requires;

(aa)

"person" or "persons" means an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law;

(ab)	"Power of Attorney" has the meaning ascribed to it in section "11.3" hereinbelow;
(ac)

"Purchased Share" has the meaning ascribed to it in recital "C." hereinabove; the particulars of the registered and beneficial ownership of such Purchased Shares being set forth in Schedule "A" which is attached hereto;

(ad)	"Purchase Price" has the meaning ascribed to it in section "2.2" hereinbelow;
(ae)

"Purchaser" means Lexington Resources, Inc., a company incorporated pursuant to the laws of the State of Nevada, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;

(af)	"Purchaser Disclosure Schedule" has the meaning ascribed to it in section "4.1" hereinbelow;
(ag)

"Purchaser's Financial Statements" has the meaning ascribed to it in section "4.1" hereinbelow; a copy of which Purchaser's Financial Statements being set forth in Schedule "I" which is attached hereto and which forms a material part hereof;

(ah)	"Ratification" has the meaning ascribed to it in section "6.1" hereinbelow;
(ai)	"Regulation D", "Regulation S", "Rule 144", "Rule 501", "Rule 506" and "U.S. Person" have the meanings ascribed to them in the Securities Act;
(aj)

"Regulation S Certificate" and "Accredited Investor Certificate" have the meanings ascribed to them in section "4.1" hereinbelow; the proposed forms of which being attached hereto as Schedule "K" and forming a material part hereof;

(ak)	"Regulatory Approval" means the acceptance for filing, if required, of the transactions contemplated by this Agreement by the Regulatory Authorities;
(al)

"Regulatory Authority" and "Regulatory Authorities" means, either singularly or collectively as the context so requires, the OTCBB, and/or such other regulatory agencies who have or who may have jurisdiction over the affairs of the Company, the Purchaser and/or the Vendors herein and including, without limitation, and where applicable, all applicable securities commissions and again including, without limitation, the Commission, and all other regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated by this Agreement;

(am)	"Securities" has the meaning ascribed to it in section "3.3" hereinbelow; the particulars of which outstanding Securities being set forth in Schedule "A" which is attached hereto;
(an)

"Securities Act" means the United States Securities Act of 1933, as amended, and all the Rules and Regulations promulgated under the United States Securities Act of 1933; "1934 Act" means the United States Securities Exchange Act of 1934, as amended, and all the Rules and Regulations promulgated under the United States Securities Exchange Act of 1934; and "B.C. Securities Act" means the British Columbia Securities Act, as amended, and all the Rules and Regulations promulgated under the British Columbia Securities Act;

(ao)	"Share" has the meaning ascribed to it in section "2.2" hereinbelow, and "Shares" means all Shares issued as part of the Purchase Price hereunder;
(ap)	"Subject Removal Date" has the meaning ascribed to it in section "5.1" hereinbelow;
(aq)

"subsidiary" means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the board of directors of such company or companies) are for the time being owned by or held for a company and/or any other company in like relation to the company, and includes any company in like relation to the subsidiary;

(ar)

"Transfer Agent" means the Purchaser's existing registrar and transfer agent for its common shares, or any successor company, however formed, whether as a result of merger, amalgamation or other action;

(as)	"Transfer Documents" has the meaning ascribed to it in section "7.2" hereinbelow;
(at)	"U.S. Person" has the meaning ascribed to it in Regulation S under the Securities Act; and
(au)

"Vendor" or "Vendors" means, respectively, James C. Dow, Alexander Cox, Douglas Humphreys, Newport Capital Corporation and/or Verona Capital International, as the case may be, together with each of their respective successors and permitted assigns as the context so requires.

1.2               Schedules. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following shall represent the Schedules which are attached to this Agreement and which form a material part hereof:

Schedule	Description of Schedule
Schedule "A":	Purchased Shares, Vendors and Securities;
Schedule "B"	Agreement In Principle;
Schedule "C":	Company's Financial Statements;
Schedule "D":	Company's Intellectual Property;
Schedule "E":	Company's Leases and Licenses;
Schedule "F":	Company's Contracts of Employment;
Schedule "G":	Company's Material Contracts;
Schedule "H":	Company's List of Bank Accounts etc.;
Schedule "I":	Purchaser's Financial Statements;
Schedule "J":	Purchaser's Material Contracts; and
Schedule "K":	Vendors' Certificates.

1.3               Interpretation. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires,:

    the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

    any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and

    words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.

Article 2

PURCHASE AND SALE AND CONDITIONS THEREON

2.1               Purchase and sale. Subject to the terms and conditions hereof and based upon the representations, warranties and covenants contained in Articles "3" and "4" hereinbelow and the prior satisfaction of the conditions precedent which are set forth in Article "6" hereinbelow, the Vendors hereby agree to assign, sell and transfer at the "Closing Date" all of their respective right, entitlement and interest in and to all of the Purchased Shares to the Purchaser and the Purchaser hereby agrees to purchase all of the Purchased Shares from the Vendors on the terms and subject to the conditions contained in this Agreement.

2.2               Purchase Price. The total purchase price (collectively, the "Purchase Price") for all of the Purchased Shares will be satisfied by way of the issuance and delivery by the Purchaser to the order and direction of the Vendors, in accordance with section "2.3" hereinbelow, of an aggregate of 6,000,000 restricted common shares in the capital of the Purchaser (each a "Share") at the "Closing" on the Closing Date of this Agreement

2.3               Pro-rata entitlement. The Purchaser will issue the Shares to the Vendors pro rata in accordance with the each Vendor's respective Purchased Share shareholding in and to the Company and outstanding as at the Closing Date and as set forth in Schedule "A" which is attached hereto; with all fractions greater than or equal to one-half being rounded up and all fractions less than one-half being rounded down.

2.4               Resale restrictions and legending of Share certificates. The Vendors hereby acknowledge and agree that the Purchaser makes no representations as to any resale or other restriction affecting the Shares and that it is presently contemplated that the Shares will be issued by the Purchaser to the Vendors in reliance upon the registration and prospectus exemptions contained in certain sections of the United States Securities Act of 1933, as amended (the "Securities Act"), or "Regulation S" promulgated under the Securities Act and, if applicable, the British Columbia Securities Act (the "B.C. Securities Act"), which will impose a trading restriction in the United States on the Shares for a period of at least 24 months from the Closing Date. In addition, the Vendors hereby also acknowledge and agree that the within obligation of the Purchaser to issue the Shares pursuant to section "2.2" hereinabove will be subject to the Purchaser being satisfied that an exemption from applicable registration and prospectus requirements is available under the Securities Act and, if applicable, the B.C. Securities Act, and all applicable securities laws, in respect of each of the Vendors, the Purchased Shares and the Shares, and the Purchaser shall be relieved of any obligation whatsoever to purchase any Purchased Shares of the Vendors and to issue any Shares in respect of Vendors where the Purchaser reasonably determines that a suitable exemption is not available to it.

               The Vendors hereby also acknowledge and understand that neither the sale of the Shares which the Vendors are acquiring nor any of the Shares themselves have been registered under the

Securities Act and, if applicable, the B.C. Securities Act, or any state securities laws, and, furthermore, that the Shares must be held indefinitely unless subsequently registered under the Securities Act and, if applicable, the B.C. Securities Act, or an exemption from such registration is available. The Vendors also acknowledge and understand that the certificates representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner if such restriction is required by the "Regulatory Authorities":

"These securities have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and are being issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions."

(or)

"These securities have not been registered under the United States Securities Act of 1933, as amended (the "Act"), or the laws of any state, and are being issued in reliance upon Regulation S promulgated under the Act. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, the availability of an exemption from such registration or compliance with Regulation S. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions."

(and, if applicable)

"Unless permitted under applicable securities legislation, the holder of the securities represented hereby shall not trade the securities before the earlier of (i) the date that is four months and a day after the date the company first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the company is a sedar filer, and (ii) the date that is four months and a day after the later of (a) the distribution date, and (b) the date the company became a reporting issuer in the local jurisdiction of the subscriber of the securities that are the subject of the trade.";

and the Vendors hereby consent to the Purchaser making a notation on its records or giving instructions to any transfer agent of the Purchaser (the "Transfer Agent") in order to implement the restrictions on transfer set forth and described hereinabove.

               The Vendors also acknowledge and understand that:

    the Shares are restricted securities within the meaning of "Rule 144" promulgated under the Securities Act;

    the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of issuance of the Shares to the Vendors, and even then will not be available unless (i) a public trading market then exists for the common stock of the Purchaser, (ii) adequate information concerning the Purchaser is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and

    any sale of the Shares may be made by the Vendors only in limited amounts in accordance with such terms and conditions.

2.5               Outstanding and secured Indebtedness and the Assignment of the Indebtedness and the Security therefor. The Parties hereby acknowledge and understand that, in conjunction with the incorporation and original unsecured loan and seed capital funding of the Company by the Vendors, in late October and early December of 2004 the Company, through such unsecured loan funding by certain of the Vendors, lent to Oak Hills LLC, by way of secured and inter-company loan agreement and related documentation (collectively, the "Security"), the aggregate principal sum of U.S. $1,376,000 (collectively, the "Principal Sum"); with such Principal Sum then accruing interest thereon at the rate of 9% per annum, compounded semi-annually and not in advance, prior to the maturity (the "Interest"; and such outstanding Principal Sum and Interest being, collectively, the "Indebtedness" herein); and with such Indebtedness originally maturing two years from the date of advance in each such instance and approximating U.S. $1,291,973.56 as of the Execution Date hereof. As a consequence and condition of the proposed completion of the purchase and sale envisioned by the terms of this Agreement, therefore, it is hereby acknowledged and agreed by the Parties hereto that all such original Indebtedness from the Company to Oak Hills LLC, together with the Security originally provided therewith, will be wholly assigned by the Company to the original unsecured loan Vendors (collectively, the "Assignment"), and in proportion to each such Vendor's original unsecured loan and seed capital funding of the Company, with such assigned Indebtedness to continue to accrue Interest thereon from the date of Closing at the equivalent rate of 9% per annum, compounded semi-annually and not in advance, prior to the maturity; and with such maturity of all assigned Indebtedness and Interest accruing thereon to now be two years from the date of Closing in each such instance.

2.6               Costs. The Parties hereto shall bear their own costs in relation to the negotiation and formalization of this Agreement and the matters contemplated thereby, including any legal fees, accounting, regulatory and filing fees and expenses.

2.7               Other securities. If and to the extent that the Vendors, or any other party related, associated or affiliated with the Vendors, any absolute, contingent, optional, pre-emptive or other right to acquire any securities in the capital of the Company, it is hereby acknowledged and agreed by the Vendors that such party shall be conclusively deemed, as and from the Closing, to have transferred the same to the Purchaser to the fullest extent permitted by law, and to otherwise hold the same in trust for and at the discretion of the Purchaser.

2.8               Standstill provisions. In consideration of the Parties' within agreement to purchase and sell the Purchased Shares and to enter into the terms and conditions of this Agreement, each of the Parties hereby undertake for themselves, and for each of their respective agents and advisors, that they will not until the earlier of the Closing Date or the termination of this Agreement approach or consider any other potential purchasers, or make, invite, entertain or accept any offer or proposal for the proposed sale of any interest in and to any of the Purchased Shares or the assets or the respective business interests of the Company or the Purchaser, as the case may be, or, for that matter, disclose any of the terms of this Agreement, without the Parties' prior written consent. In this regard each of the Parties hereby acknowledges that the foregoing restrictions are important to the respective businesses of the Parties and that a breach by any of the Parties of any of the covenants herein contained would result in irreparable harm and significant damage to each affected Party that would not be adequately compensated for by monetary award. Accordingly, the Parties hereby agree that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, any such Party will also be liable to the other Parties, as liquidated damages, for an amount equal to the amount received and earned by such Party as a result of and with respect to any such breach. The Parties hereby also acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, they agree that said

Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances.

Article 3

REPRESENTATIONS, WARRANTIES AND COVENANTS

BY EACH OF THE VENDORS AND THE COMPANY

3.1               General representations, warranties and covenants by each of the Vendors and the Company. In order to induce the Purchaser to enter into and consummate this Agreement, each of the Vendors and the Company hereby represents to, warrants to and covenants with the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of each of the Vendors and the Company, after having made due inquiry (and for the purposes of the following warranties, representations and covenants, "Vendors" and "Company" shall mean the Vendors, the Company, Oak Hills LLC and any subsidiary of the Vendors and the Company, if any, as the context so requires):

(a)

the Company and the corporate Vendors are duly incorporated under the laws of their respective jurisdictions of incorporation, are validly existing and are in good standing with respect to all statutory filings required by the applicable corporate laws;

(b)

the Company and the Vendors have the requisite power, authority and capacity to own and use all of their respective business assets and to carry on the Company's Business as presently conducted by them;

(c)	the execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, on its respective part;
(d)	there are no other consents, approvals or conditions precedent to the performance of this Agreement which have not been obtained;
(e)

this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(f)

no proceedings are pending for, and it is unaware of, any basis for the institution of any proceedings leading to its respective dissolution or winding up, or the placing of it in bankruptcy or subject to any other laws governing the affairs of insolvent companies or persons;

(g)

to the actual knowledge, information and belief of each of the Vendors and the Company, the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

(i) if a corporation, conflict with or result in a breach of or violate any of the terms, conditions or provisions of its respective constating documents;
(ii)

conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any Court or governmental authority, domestic or foreign, to which it is subject, or constitute or result in a default under any agreement, contract or commitment to which it is a party;

	(iii)	give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which it is a party;
(iv)

give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to it which is necessary or desirable in connection with the conduct and operations of its respective business and the ownership or leasing of its respective business assets; or

(v)

constitute a default by it, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of it which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

(h)

neither this Agreement nor any other document, certificate or statement furnished to the Purchaser by or on behalf of any of the Vendors or the Company in connection with the transactions contemplated hereby knowingly or negligently contains any untrue or incomplete statement of material fact or omits to state a material fact necessary in order to make the statements therein not misleading which would likely affect the decision of the Purchaser to enter into this Agreement; and

(i)

it is not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations and warranties contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement.

3.2               Representations, warranties and covenants by each of the Vendors and the Company respecting the Purchased Shares and the Shares. In order to induce the Purchaser to enter into and consummate this Agreement, each of the Vendors and the Company hereby also represents to, warrants to and covenants with the Purchaser, with the intent that the Purchaser will also rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of each of the Vendors and the Company, after having made due inquiry (and for the purposes of the following warranties, representations and covenants, "Vendors" and "Company" shall mean the Vendors, the Company, Oak Hills LLC and any subsidiary of the Vendors and the Company, if any, as the context so requires):

(a)

save and except as set forth in Schedule "A" which is attached hereto and as set forth in the "Company Disclosure Schedule", the Vendors have good and marketable title to and are the legal and beneficial owner of all of the Purchased Shares, and the Purchased Shares are fully paid and non-assessable and are free and clear of liens, charges, encumbrances, pledges, mortgages, hypothecations and adverse claims of any and all nature whatsoever and including, without limitation, options, pre-emptive rights and other rights of acquisition in favour of any person, whether conditional or absolute;

(b)	the Vendors have the power and capacity to own and dispose of the Purchased Shares, and the Purchased Shares are not subject to any voting or similar arrangement;
(c)

there are no actions, suits, proceedings or investigations (whether or not purportedly against or on behalf of any of the Vendors or the Company), pending or threatened, which may affect, without limitation, the rights of the Vendors to transfer any of the Purchased Shares to the Purchaser at law or in equity, or before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting the Purchased Shares. In addition, the Vendors and the Company are not now aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

(d)

save and except as set forth in Schedule "A" which is attached hereto and as set forth in the Company Disclosure Schedule, no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares;

(e)

the Vendors acknowledge that the Shares will be issued under certain exemptions from the registration and prospectus filing requirements otherwise applicable under the Securities Act and, if applicable, the B.C. Securities Act, and all applicable securities laws, and that, as a result, the Vendors may be restricted from using most of the remedies that would otherwise be available to the Vendors, the Vendors will not receive information that would otherwise be required to be provided to the Vendors and the Purchaser is relieved from certain obligations that would otherwise apply to the Purchaser, in either case, under applicable securities legislation;

(f)

the Vendors realize that the sale of the Purchased Shares in exchange for the Shares will be a highly speculative investment and that the each of the Vendors should be able, without impairing that Vendor's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on such investment. In addition, each of the Vendors should have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment;

(g)

the Vendors have not received, nor have any of the Vendors requested or do any of the Vendors require to receive, any offering memorandum or a similar document describing the business and affairs of the Purchaser in order to assist the Vendors in entering into this Agreement and in consummating the transactions contemplated herein;

(h)	if the Vendor is a "U.S. Person", as that term is defined in Regulation S, then such Vendor hereby certifies that:
(i) it qualifies as an "accredited investor" as that term is defined under "Rule 501" of "Regulation D" promulgated under the Securities Act, as amended;

(ii)

it is receiving the Shares solely for its own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act;

	(iii)	the entire legal and beneficial interest in the Shares it is receiving is being acquired for, and will be held for the account of, itself only and neither in whole nor in part for any other person;
(iv)

it understands that: (A) neither the sale of the Shares which it is receiving nor the Shares themselves have been registered under the Securities Act or any state securities laws, and the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (B) the share certificate representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer:

"These securities have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and are being issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions."; and

each such U.S. Person Vendor will complete and provide the Purchaser and the Company with an executed copy of the attached form of "Accredited Investor Certificate"; which is attached hereto with Schedule "K" and which forms a material hereof; contemporaneously with the Vendor's execution of this Agreement at or before Closing;

(i)	if the Vendor is not a U.S. Person, as defined in Regulation S, then such Vendor hereby certifies that:
(i)

it is not a U.S. Person (as defined in "Rule 902" of Regulation S under the Securities Act, which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States or any estate or trust of which any executor, administrator or trustee is a U.S. Person);

(ii)

it is not acquiring any of the Shares for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction other than the jurisdiction as set out for its name and address as stated in Schedule "A" which is attached hereto;

	(iii)	it was not offered any Shares in the United States and was outside the United States at the time of execution and delivery of this Agreement;
	(iv)	it understands that the Shares have not been registered under the Securities Act and, if applicable, the B.C. Securities Act, and any applicable securities laws;
(v)

it agrees to resell the Shares only in accordance with the provisions of Regulation S, pursuant to a registration under the Securities Act, or pursuant to an available exemption from such registration, and that hedging transactions involving the Shares may not be conducted unless in compliance with the Securities Act and, if applicable, the B.C. Securities Act; and

	(vi)	it understands that any certificate representing the Shares will bear a legend setting forth the foregoing restrictions; and

each such non-U.S. Person Vendor will complete and provide the Purchaser and the Company with an executed copy of the attached form of "Regulation S Certificate"; which is attached hereto with Schedule "K" and which forms a material hereof; contemporaneously with the Vendor's execution of this Agreement at or before Closing; and

(j)

the Vendors and the Company are not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations and warranties contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement.

3.3               Representations, warranties and covenants by each of the Vendors and the Company respecting the Company. In order to induce the Purchaser to enter into and consummate this Agreement, each of the Vendors and the Company hereby also represents to, warrants to and covenants with the Purchaser, with the intent that the Purchaser will also rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of each of the Vendors and the Company, after having made due inquiry (and for the purposes of the following warranties, representations and covenants, "Vendors" and "Company" shall mean the Vendors, the Company, Oak Hills LLC and any subsidiary of the Vendors and the Company, if any, as the context so requires):

(a)

the Company owns and possesses and has good and marketable title to and possession of all of the Company's Business interests and the Company's Assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever; save and except for the Indebtedness and those actual or threatened liens, charges, encumbrances, demands, limitations and restrictions which are listed in Schedule "C" which is attached hereto and which forms a material part hereof and as set forth in the Company Disclosure Schedule;

(b)

save and except as set forth in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, the Company holds all licenses and permits required for the conduct in the ordinary course of the operations of the Company's Business and for the uses to which the Company's Assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Company and to the Company's Business and the Company's Assets, and neither the execution and delivery of this Agreement nor the completion of the transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

(c)

the presently authorized and issued share capital of the Company is as described in Schedule "A" which is attached hereto and which forms a material part hereof, and there are no other shares in the capital of the Company issued or allotted or agreed to be issued or allotted to any person. In addition, at Closing the issued share capital of the Company, together with the names and the number, class and kind of shares of the Company held by the Vendors, will be as set out in Schedule "A";

(d)

the Purchased Shares are validly issued and outstanding and fully paid and non-assessable in the capital of the Company and, save and except as set forth in Schedule "A" which is attached hereto and as set forth in the Company Disclosure Schedule, the Purchased Shares are free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

(e)

save and except as set forth in Schedule "A" which is attached hereto and as set forth in the Company Disclosure Schedule, no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares or any unissued shares in the capital of the Company;

(f)

save and except as set forth in Schedule "A" which is attached hereto and as set forth in the Company Disclosure Schedule, there are no actions, suits, proceedings or investigations (whether or not purportedly against or on behalf of any of the Vendors or the Company), pending or threatened, which may affect, without limitation, the right of the Vendors to transfer the Purchased Shares to the Purchaser at law or in equity, or before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting any of the Purchased Shares. In addition, the Vendors and the Company are not now aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

(g)

from September 22, 2005 (that being the reference date of the Agreement In Principle) to and up to and including the Closing Date the Company has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Purchaser, to:

	(i)	redeem or acquire any shares in its share capital;
	(ii)	declare or pay any dividend;
	(iii)	make any reduction in or otherwise make any payment on account of its paid-up capital; or
	(iv)	effect any subdivision, consolidation or reclassification of its share capital;

(h)

other than as set forth in the Company Disclosure Schedule, from September 22, 2005 to and up to and including the Closing Date the Company has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Purchaser, to:

	(i)	acquire or have the use of any property from a person, corporation or entity with whom it was not dealing with at arm's length; or
	(ii)	dispose of anything to a person, corporation or entity with whom it was not dealing with at arm's length for proceeds less than the fair market value thereof;
(i)

other than as set forth in Schedule "A" which is attached hereto and as set forth in the Company Disclosure Schedule, from September 22, 2005 to and up to and including the Closing Date the Company has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Purchaser, to provide any person, firm or corporation with any agreement, option or right, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, option or right:

(i)

to require it to issue any further or other shares in its share capital, or any other security convertible or exchangeable into shares in its share capital, or to convert or exchange any securities into or for shares in its share capital;

	(ii)	for the issue and allotment of any of the authorized but unissued shares in its share capital;
	(iii)	to require it to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its share capital; or
	(iv)	to purchase or otherwise acquire any shares in its share capital;
(j)

save and except for those matters which are listed in Schedule "C" which is attached hereto and in particular, however, without limitation, except for liabilities which are disclosed, reflected or adequately provided for in the Company's financial statements (collectively, the "Company's Financial Statements"); a copy of which Company's Financial Statements being attached hereto as Schedule "C" and forming a material part hereof; there are no other material liabilities, contingent or otherwise, existing on the Execution Date hereof in respect of which the Company may be liable on or after the completion of the transactions contemplated by this Agreement other than:

	(i)	liabilities disclosed or referred to in this Agreement; and
	(ii)	liabilities incurred in the ordinary course of business, none of which are materially adverse to the Company's Business, operations, affairs or financial conditions of the Company;
(k)

no dividend or other distribution by the Company has been made, declared or authorized since its incorporation, and from September 22, 2005 to and up to and including the Closing Date the Company has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Purchaser, to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

(l)

save and except as set forth in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of each of the Vendors and the Company, after having made due inquiry, threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

(m)

save and except as set forth in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, the Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

(n)

the Company is not a party to any collective agreement with any labour union or other association of employees, and there is no pending application for certification of any of the Company's employees as a collective bargaining unit. In addition, and to the best of the knowledge, information and belief of the Company, after having made due inquiry, the Company is not presently a party to any complaint, grievance, arbitration or other labour matter referred to any board or labour authority;

(o)	there are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting the Company or any of its directors, officers or employees;
(p)

the Company has not experienced, nor are any of the Vendors or the Company aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Company's Business, the Company's Assets or on the results of the Company's operations;

(q)

save and except as set forth in the Company Disclosure Schedule, the Company holds or have applied for all permits, licenses, consents and authorities issuable by any federal, state, regional or municipal government or agency thereof which are necessary or desirable in connection with its operations;

(r)

save and except as set forth in the Company Disclosure Schedule, from September 22, 2005 to and up to and including the Closing Date there has been prepared and will be prepared and filed on a timely basis all federal and state income tax returns, elections and designations, and all other governmental returns, notices and reports of which the Company has, or ought reasonably to have had, knowledge required to be or reasonably capable of being filed up to and including the Closing Date, with respect to the operations of the Company, and no such returns, elections, designations, notices or reports contain or will contain any material misstatement or omit any material statement that should have been included, and each such return, election, designation, notice or report, including accompanying schedules and statements, is and will be true, correct and complete in all material respects;

(s)

save and except as set forth in the Company Disclosure Schedule, the Company has been assessed for all federal, state and municipal income tax for all years to and including its most recent taxation year, and from September 22, 2005 to and up to and including the Closing Date the Company will have paid in full or accrued in accounts all amounts (including, but not limited to, sales, use and consumption taxes and taxes measured on income and all installments of taxes) due and payable to all federal, state and municipal taxation authorities up to and including the Closing Date;

(t)

save and except as set forth in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, there is not now, and there will not be by the Closing Date, any proceeding, claim or, to the best of the knowledge, information and belief of each of the Vendors and the Company, after having made due inquiry, any investigation by any federal, state or municipal taxation authority, or any matters under discussion or dispute with such taxation authorities, in respect of taxes, governmental charges, assessments or reassessments in connection with the Company, and the Vendors and the Company are not aware of any contingent tax liabilities or any grounds that could result in an assessment, reassessment, charge or potentially adverse determination by any federal, state or municipal taxation authority as against the Company;

(u)

the Company is not, nor until or at the Closing Date will it be, in breach of any provision or condition of, nor has it done or omitted to do anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract, certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any Court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;

(v)

adequate provision has been made and will be made for taxes payable by the Company for the current period for which a tax return is not yet required to be filed and, to the best of the knowledge, information and belief of the Vendors and the Company, after having made due inquiry, there are no contingent tax liabilities of the Company or any grounds which would prompt a re-assessment of the Company and including, without limitation, the aggressive treatment of income and expenses in the filing of earlier tax returns by the Company;

(w)

all amounts required to be withheld for taxes by the Company from payments made to any present or former shareholder, officer, director, non-resident creditor, employee, associate or consultant has been withheld and paid on a timely basis to the property governmental body pursuant to applicable legislation;

(x)

Schedule "D" which is attached hereto and which forms a material part hereof contains an accurate and complete description of all of the Company's Intellectual Property, and the Intellectual Property does not infringe the rights of any other person;

(y)	the Company does not have and does not use any service mark, tradename or trademark except as disclosed as part of the Company's Intellectual Property;
(z)

save and except as set forth in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, the Company has good and marketable title to all of its Company's Intellectual Property, Company's Business, Company's Assets, properties and interests in properties, real and personal, including those reflected in the Company's Financial Statements or which have been acquired since the date of the latest Company's Financial Statements (except for those which have been transferred, sold or otherwise disposed of in the ordinary or normal course of business), free and clear of all encumbrances, and none of the Company's properties or the Company's Assets is in the possession of or under the control of any other person;

(aa)

save and except as set forth in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, the Company has no equipment, other than the personal property or fixtures in the possession or custody of the Company which, as of the date hereof, is leased or is held under license or similar arrangement;

(ab)

except for the real property leases and licenses and the contracts of employment which are set forth in Schedules "E" and "F", respectively, which are attached hereto and which form a material part hereof, the Company is not party to or bound by any other material contract, whether oral or written, other than the contracts and agreements as set forth in Schedule "G" which is attached hereto and which forms a material part hereof;

(ac)	as to the contracts listed in Schedule "G" which is attached hereto:
	(i)	each such contract is in full force and effect and unamended;
	(ii)	no material default exists in respect thereof on the part of either the Company or any other party thereto;
	(iii)	each such contract does not involve the Vendors or any non-arm's length party except where described; and
	(iv)	neither the Vendors nor the Company is aware of any intention on the part of any other party thereto to terminate or materially alter any such contract;
(ad)	the Company has no consulting or employment agreements, whether written or otherwise, except for those which are set forth in Schedule "F" which is attached hereto;
(ae)

Schedule "H" which is attached hereto and which forms a material part hereof is a true and complete list showing the name of each bank, trust company or similar institution in which the Company has accounts or safety deposit boxes, the identification numbers of each such account or safe deposit box, the names of all persons authorized to draw therefrom or to have access thereto and the number of signatories required on each account. In addition, Schedule "H" also includes a list of all non-bank account numbers, codes and business numbers used by the Company for the purposes of remitting tax, dues, assessments and other fees;

(af)

the Company maintains, and has maintained, insurance in force against loss on the Company's Assets, against such risks, in such amounts and to such limits, as is in accordance with prudent business practices prevailing in its line of business and having regard to the location, age and character of its properties and the Company's Assets, and has complied fully with all requirements of such insurance, including the prompt giving of any notice of any claim or possible claim thereunder, and all such insurance has been and is with insurers which the Company believes to be responsible;

(ag)	the Company utilizes no product warranties, guarantees or product return policies;
(ah)

the most recently completed and consolidated management prepared Company's Financial Statements as at December 31, 2005 are true and correct in every respect and present fairly the financial position of the Company as at its most recently completed financial period and the results of its operations for the period then ended; a copy of said Company's Financial Statements being attached hereto as Schedule "C";

(ai)

the Company's Financial Statements and the books and records of the Company are true and correct in every material respect, fairly reflect the Company's Business, property, the Company's Assets and the financial position of the Company as at the date of the Company's Financial Statements and any such books and records and the results of the operations for the period then ended, and there have been no adverse changes in the Company's Business or affairs of the Company since the date of the Company's Financial Statements and any such books and records;

(aj)	since December 31, 2005:
(i)

there has not been any material adverse change in the financial position or condition of the Company or any damage, loss or other change in circumstances materially affecting the Company's Business or properties or the Company's right or capacity to carry on business;

	(ii)	the Company has not waived or surrendered any right of material value;
	(iii)	the Company has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business; and
	(iv)	the Company's Business has been carried on in the ordinary course;
(ak)

save and except for those matters which are listed in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, there are no liabilities, contingent or otherwise, of the Company not disclosed or reflected in the Company's Financial Statements, except those incurred in the ordinary course of business of the Company since December 31, 2005;

(al)

save and except as set forth in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, and save and except for the Indebtedness, no payments of any kind have been made or authorized by or on behalf of the Company to or on behalf of the Vendors or to or on behalf of any directors, officers, shareholders or employees of the Company or under any management agreements with the Company other than in the ordinary course of business;

(am)

except as otherwise provided for herein, the Vendors and the Company have not retained, employed or introduced any broker, finder or other person who would be entitled to a brokerage commission or finder's fee arising out of the transactions contemplated hereby;

(an)

save and except for those matters which are listed in Schedule "G" which is attached hereto, the Company does not have any contracts, agreements, undertakings or arrangements, whether oral, written or implied, with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, directors, officers, lawyers or others which cannot be terminated, without penalty, on no more than 12 month's notice;

(ao)

save and except as set forth in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, neither the Vendors, nor any directors, officers or employees of the Company, are now indebted or under obligation to the Company on any account whatsoever other than in the ordinary course of business;

(ap)

all material transactions of the Company and including, without limitation, all directors' and shareholders' resolutions, have been promptly and properly recorded or filed in or with its books and records;

(aq)	the Vendors and the Company have the full authority and capacity required to enter into this Agreement and to perform their respective obligations hereunder;
(ar)	the present and sole director and officer of the Company is as follows:
	Name	Position with the Company
	Douglas Humphreys	President, Secretary and sole director;
(as)

prior to the "Subject Removal Date" the Company will have obtained all authorizations and approvals or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement, and other actions by, and have made all filings with, any and all Regulatory Authorities, if applicable, from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions will be in full force and effect, and all such filings will have been accepted by the Company which will be in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any Regulatory Authority to which the Company may be subject;

(at)

save and except as set forth in Schedule "C" which is attached hereto and as set forth in the Company Disclosure Schedule, the Company has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Purchaser, to:

	(i)	guarantee, or agree to guarantee, any indebtedness or other obligation of any person or corporation;
	(ii)	other than the payment of ordinary course obligations, make any single operating or capital expenditures in excess of U.S. $50,000.00; or
	(iii)	waive or surrender any right of material value;
(au)	until the Closing Date the Company will:

	(i)	maintain its Company's Business and assets in a manner consistent with and in compliance with applicable law; and
	(ii)	not enter into any material transaction or assume or incur any material liability outside the normal course of its business;
(av)	the Company has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Purchaser, to:
	(i)	declare or pay any dividend, or make any distribution of its properties or assets to its shareholders, or purchase or retire any of its shares;
(ii)

sell all or any part of its Company's Business or assets or agree to do or perform any act or enter into any transaction or negotiation which could reasonably be expected to interfere with this Agreement or which would render inaccurate any of the representations, warranties and covenants set forth in this Agreement; or

	(iii)	merge, amalgamate or consolidate into or with any entity, or enter into any other corporate reorganization;

provided, however, that the provisions hereof shall not preclude the Company, pending the Closing or the termination of this Agreement, whichever shall first occur, from carrying on its business in the normal course thereof;

(aw)	the Company will, for a period of at least five business days prior to the Closing Date, during normal business hours:
(i)

make available for inspection by the counsel, auditors and representatives of the Purchaser, at such location as is appropriate, all of the Company's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Purchaser; provided such persons do not unduly interfere in the operations of the Company;

(ii)

authorize and permit such persons at the risk and the sole cost of the Purchaser, and only if such persons do not unduly interfere in the operations of the Company, to attend at all of its respective places of business and operations to observe the conduct of its business and operations, inspect its properties and assets and make physical counts of its inventories, shipments and deliveries; and

(iii)

require the Company's management personnel to respond to all reasonable inquiries concerning the Company's Business and assets or the conduct of its business relating to its liabilities and obligations;

(ax)	the Vendors and the Company will give to the Purchaser, within at least five business days prior to the Closing Date, by written notice, particulars of:
(i)

each occurrence within the Vendors' and the Company's knowledge after the Execution Date of this Agreement that, if it had occurred before the Execution Date, would have been contrary to any of the Vendors' or the Company's respective representations or warranties contained herein; and

(ii)

each occurrence or omission within the Vendors' and the Company's knowledge after the Execution Date that constitutes a breach of any of the Vendors' or the Company's respective covenants contained in this Agreement;

(ay)

the Indebtedness and the Security related thereto are due and valid obligations of each of the Company and Oak Hills, no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase or assignment of any such Indebtedness and Security and all necessary steps and corporate proceedings will be taken by the Company and Oak Hills LLC to permit the proposed Assignment by the Company to the appropriate Vendors of the entire Indebtedness and the Security related thereto, and in proportion to each such Vendor's original unsecured loan and seed capital funding of the Company, as at the Closing Date;

(az)	each of the attached Schedules contains all material information for each particular Schedule listed therein and there are no omissions of material information by the Company; and
(ba)

the Vendors and the Company are not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations and warranties contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement.

3.4               Continuity of the representations, warranties and covenants by each of the Vendors and the Company. The representations, warranties and covenants by each of the Vendors and the Company contained in this Article, or in any certificates or documents delivered pursuant to the provisions of this Agreement or in connection with the transactions contemplated hereby, will be true at and as of the Closing Date as though such representations, warranties and covenants were made at and as of such time. Notwithstanding any investigations or inquiries made by the Purchaser or by the Purchaser's professional advisors prior to the Closing Date, or the waiver of any condition by the Purchaser, the representations, warranties and covenants of each of the Vendors and the Company contained in this Article shall survive the Closing Date and shall continue in full force and effect for a period of one calendar year from the Closing Date; provided, however, that the Vendors and the Company shall not be responsible for the breach of any representation, warranty or covenant of either of the Vendors or the Company contained herein caused by any act or omission of the Purchaser prior to the Execution Date hereof of which any of the Vendors and the Company were unaware or as a result of any action taken by the Purchaser after the Execution Date. In the event that any of the said representations, warranties or covenants are found by a Court of competent jurisdiction to be incorrect and such incorrectness results in any loss or damage sustained directly or indirectly by the Purchaser, then the Vendors and/or the Company, as the case may be, will, in accordance with the provisions of Article "16" hereinbelow, pay the amount of such loss or damage to the Purchaser within 30 calendar days of receiving notice of judgment therefore; provided that the Purchaser will not be entitled to make any claim unless the loss or damage suffered may exceed the amount of U.S. $1,000.00.

Article 4

WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER

4.1               Warranties, representations and covenants by the Purchaser. In order to induce each of the Vendors and the Company to enter into and consummate this Agreement, the Purchaser hereby warrants to, represents to and covenants with each of the Vendors and the Company, with the intent that each of the Vendors and the Company will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Purchaser, after having made due inquiry (and for the purposes of the following warranties, representations and covenants, "Purchaser" shall mean the Purchaser and any subsidiary of the Purchaser, if any, as the context so requires):

(a)

the Purchaser is a corporation duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

(b)	the Purchaser has the requisite power, authority and capacity to own and use all of their respective business assets and to carry on their respective businesses as presently conducted by them;
(c)

save and except as set forth in the "Purchaser Disclosure Schedule" which will accompany the Purchaser's execution and delivery of this Agreement, the Purchaser is qualified to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement, and it has the full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(d)	the execution and delivery of this Agreement and the agreements contemplated hereby has been duly authorized by all necessary corporate action on its part;
(e)	there are no other consents, approvals or conditions precedent to the performance of this Agreement which have not been obtained;
(f)

this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(g)

no proceedings are pending for, and the Purchaser is unaware of, any basis for the institution of any proceedings leading to the dissolution or winding up of the Purchaser or the placing of the Purchaser in bankruptcy or subject to any other laws governing the affairs of insolvent companies;

(h)

the Purchaser owns and possesses and has good and marketable title to and possession of all of its business assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever, save and except for those actual or threatened liens, charges, encumbrances, demands, limitations and restrictions which are listed in Schedule "I" which is attached hereto and which forms a material part hereof and as forth in the Purchaser Disclosure Schedule;

(i)

save and except as set forth in the Purchaser Disclosure Schedule, the Purchaser holds all licenses and permits required for the conduct in the ordinary course of the operations of its business and for the uses to which its business assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Purchaser and its business and assets, and neither the execution and delivery of this Agreement nor the completion of the transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

(j)

the authorized capital of the Purchaser consists of 200,000,000 common shares, with a par value of U.S. $0.00025 per common share which, according to the records of the Purchaser, an aggregate of 18,627,523 common shares of the Purchaser are and will be issued and outstanding as fully paid and non-assessable just prior to the Closing Date, and there are at present no other shares in the capital of the Purchaser issued or allotted or agreed to be issued or allotted to any person;

(k)

all of the issued and outstanding shares of the Purchaser are listed and posted for trading on each of the NASD Over-the-Counter Bulletin Board (the "OTCBB"), and the Purchaser is not in material default of any of its listing requirements of the OTCBB or any rules or policies of the United States Securities and Exchange Commission (the "Commission");

(l)

save and except as set forth in the Purchaser Disclosure Schedule, all registration statements, reports and proxy statements filed by the Purchaser with the Commission, and all registration statements, reports and proxy statements required to be filed by the Purchaser with the Commission, have been filed by the Purchaser under the United States Securities Act of 1934 (the "1934 Act"), were filed in all material respects in accordance with the requirements of the 1934 Act and the rules and regulations thereunder and no such registration statements, reports or proxy statements contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)

the Purchaser will allot and issue the Shares on the Closing Date in accordance with section "2.2" hereinbelow as fully paid and non-assessable in the capital of the Purchaser, free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever, other than hold periods or other restrictions imposed under applicable securities legislation;

(n)

from September 22, 2005 to and up to and including the Closing Date the Purchaser has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Company, to:

	(i)	redeem or acquire any shares in its share capital;
	(ii)	declare or pay any dividend;
	(iii)	make any reduction in or otherwise make any payment on account of its paid-up capital; or
	(iv)	effect any subdivision, consolidation or reclassification of its share capital;

(o)

from September 22, 2005 to and up to and including the Closing Date the Purchaser has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Company, to:

	(i)	acquire or have the use of any property from a person, corporation or entity with whom it was not dealing with at arm's length; or
	(ii)	dispose of anything to a person, corporation or entity with whom it was not dealing with at arm's length for proceeds less than the fair market value thereof;
(p)

save and except as set forth in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, from September 22, 2005 to and up to and including the Closing Date the Purchaser has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Company, to provide any person, firm or corporation with any agreement, option or right, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, option or right:

(i)

to require it to issue any further or other shares in its share capital, or any other security convertible or exchangeable into shares in its share capital, or to convert or exchange any securities into or for shares in its share capital;

	(ii)	for the issue and allotment of any of the authorized but unissued shares in its share capital;
	(iii)	to require it to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its share capital; or
	(iv)	to purchase or otherwise acquire any shares in its share capital;
(q)	the Purchaser is not aware of any court order which restricts or prevents the issuance by the Purchaser of any shares from treasury;
(r)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, there are no material liabilities, contingent or otherwise, existing on the Execution Date hereof in respect of which the Purchaser may be liable on or after the completion of the transactions contemplated by this Agreement other than:

	(i)	liabilities disclosed or referred to in this Agreement; and
	(ii)	liabilities incurred in the ordinary course of business, none of which are materially adverse to the business, operations, affairs or financial conditions of the Purchaser;
(s)

save and except as set forth in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, no other dividend or other distribution by the Purchaser has been made, declared or authorized since its incorporation, and from September 22, 2005 to and up to and including the Closing Date the Purchaser has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Company, to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

(t)

save and except as set forth in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, threatened against or affecting the Purchaser at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

(u)

save and except as set forth in the Purchaser Disclosure Schedule, the Purchaser is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

(v)

the Purchaser is not a party to any collective agreement with any labour union or other association of employees, and there is no pending application for certification of any of the Purchaser's employees as a collective bargaining unit. In addition, and to the best of the knowledge, information and belief of the Purchaser, after having made due inquiry, the Purchaser is not presently a party to any complaint, grievance, arbitration or other labour matter referred to any board or labour authority;

(w)	there are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting the Purchaser or any of its directors, officers or employees;
(x)

save and except as set forth in the Purchaser Disclosure Schedule, the Purchaser has not experienced, nor is the Purchaser aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on its business or on the results of its operations;

(y)

save and except as set forth in the Purchaser Disclosure Schedule, the Purchaser holds or has applied for all permits, licenses, consents and authorities issuable by any federal, state, regional or municipal government or agency thereof which are necessary or desirable in connection with its operations;

(z)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, from September 22, 2005 to and up to and including the Closing Date there has been and there will be prepared and filed on a timely basis all federal and state income tax returns, elections and designations, and all other governmental returns, notices and reports of which the Purchaser had, or ought reasonably to have had, knowledge required to be or reasonably capable of being filed up to the Closing Date, with respect to the operations of the Purchaser, and no such returns, elections, designations, notices or reports contain or will contain any material misstatement or omit any material statement that should have been included, and each such return, election, designation, notice or report, including accompanying schedules and statements, is and will be true, correct and complete in all material respects;

(aa)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, the Purchaser has been assessed for all federal, state and municipal income tax for all years to and including its most recent taxation year, and at the Closing Date the Purchaser will have paid in full or accrued in accounts all amounts (including but not limited to sales, use and consumption taxes and taxes measured on income and all installments of taxes) due and payable to all federal, state and municipal taxation authorities up to the Closing Date;

(ab)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, there is not now, and there will not be by the Closing Date, any proceeding, claim or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, any investigation by any federal, state or municipal taxation authority, or any matters under discussion or dispute with such taxation authorities, in respect of taxes, governmental charges, assessments or reassessments in connection with the Purchaser, and the Purchaser is not aware of any contingent tax liabilities or any grounds that could result in an assessment, reassessment, charge or potentially adverse determination by any federal, state or municipal taxation authority as against the Purchaser;

(ac)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, the Purchaser is not in breach of any provision or condition of, nor have they done or omitted anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract, certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;

(ad)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, adequate provision has been made and will be made for taxes payable by the Purchaser for the current period for which a tax return is not yet required to be filed and, to the best of the knowledge, information and belief of the Purchaser, after having made due inquiry, there are no contingent tax liabilities of the Purchaser or any grounds which would prompt a re-assessment of the Purchaser and including, without limiting the generality of the foregoing, the aggressive treatment of income and expenses in the filing of earlier tax returns by the Purchaser;

(ae)

the most recently completed audited and unaudited consolidated financial statements of the Purchaser as at December 31, 2004 and September 30, 2005, respectively (collectively, the "Purchaser's Financial Statements"), are true and correct in every respect and presently fairly the financial position of the Purchaser as at its most recently completed financial period and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied; a copy of said Purchaser's Financial Statements being attached hereto as Schedule "I" and forming a material part hereof;

(af)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, the Purchaser's Financial Statements and the books and records of the Purchaser are true and correct in every material respect, were prepared in accordance with generally accepted accounting principles and fairly reflect the business, property, assets and financial positions of the Purchaser as at the date of the Purchaser's Financial Statements and any such books and records and the results of its operations for the periods then ended, and there have been no adverse changes in the business or affairs of the Purchaser since the date of the Purchaser's Financial Statements and any such books and records;

(ag)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, the Purchaser has good and marketable title to all of its assets, properties and interests in properties, real and personal, including those reflected in the Purchaser's Financial Statements or which have been acquired since the date of the latest Purchaser's Financial Statements (except for those which have been transferred, sold or otherwise disposed of in the ordinary or normal course of business), free and clear of all encumbrances, and none of the Purchaser's assets or properties is in the possession of or under the control of any other person;

(ah)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, the Purchaser has no equipment, other than the personal property or fixtures in the possession or custody of the Purchaser which, as of the date hereof, is leased or is held under license or similar arrangement;

(ai)

except for the material contracts which are set forth in Schedule "J" which is attached hereto and which forms a material part hereof, the Purchaser is not party to or bound by any other material contract, whether oral or written, other than the contracts as set forth in Schedule "J";

(aj)	save and except as set forth in the Purchaser Disclosure Schedule, as to the contracts listed in Schedule "J" which is attached hereto:
	(i)	each such contract is in full force and effect and unamended;
	(ii)	no material default exists in respect thereof on the part of either the Purchaser or any other party thereto;
	(iii)	each such contract does not involve any non-arm's length party except where described; and
	(iv)	the Purchaser is not aware of any intention on the part of any other party thereto to terminate or materially alter any such contract;
(al)

save and except as set forth in the Purchaser Disclosure Schedule, the Purchaser maintains, and has maintained, insurance in force against loss on the Purchaser's assets and properties, against such risks, in such amounts and to such limits, as is in accordance with prudent business practices prevailing in its line of business and having regard to the location, age and character of its assets and properties, and has complied fully with all requirements of such insurance, including the prompt giving of any notice of any claim or possible claim thereunder, and all such insurance has been and is with insurers which the Purchaser believes to be responsible;

(am)	the Purchaser utilizes no product warranties, guarantees or product return policies;

(an)	save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, since September 30, 2005:
(i)

there has not been any material adverse change in the financial position or condition of the Purchaser or any damage, loss or other change in circumstances materially affecting the business or properties of the Purchaser or its right or capacity to carry on business;

	(ii)	the Purchaser has not waived or surrendered any right of material value;
	(iii)	the Purchaser has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business; and
	(iv)	the business of the Purchaser has been carried on in the ordinary course;
(ao)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, there are no liabilities, contingent or otherwise, of the Purchaser not disclosed or reflected in the Purchaser's Financial Statements, except those incurred in the ordinary course of business of the Purchaser since September 30, 2005;

(ap)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, no payments of any kind have been made or authorized by or on behalf of the Purchaser to or on behalf of directors, officers, shareholders or employees of the Purchaser or under any management agreements with the Purchaser other than in the ordinary course of business;

(aq)

if applicable, and save and except for the proposed issuance of common shares of the Company as a finder's fee in conjunction with the successful completion of this Agreement, the Purchaser has not retained, employed or introduced any other broker, finder or other person who would be entitled to a brokerage commission or finder's fee arising out of the transactions contemplated hereby;

(ar)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, none of directors, officers or employees of the Purchaser are now indebted or under obligation to the Purchaser on any account whatsoever, other than in the ordinary course of business;

(as)

save and except as set forth in the Purchaser Disclosure Schedule, all material transactions of the Purchaser and including, without limitation, all directors' and shareholders' resolutions, have been promptly and properly recorded or filed in or with its books and records;

(at)

prior to the Subject Removal Date the Purchaser will have obtained all authorizations, approvals, or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement, and other actions by, and have made all filings with, any and all Regulatory Authorities required to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions will be in full force and effect, and all such filings will have been accepted by the Purchaser, which will be in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any Regulatory Authority to which the Purchaser may be subject;

(au)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, the Purchaser has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Company, to:

	(i)	guarantee, or agree to guarantee, any indebtedness or other obligation of any person or corporation;
	(ii)	other than the payment of ordinary course obligations, make any operating or capital expenditures in excess of U.S. $50,000.00; or
	(iii)	waive or surrender any right of material value;
(av)	until the Closing Date the Purchaser will:
	(i)	maintain its assets in a manner consistent with and in compliance with applicable law; and
	(ii)	not enter into any material transaction or assume or incur any material liability outside the normal course of its business;
(aw)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, the Purchaser has not committed to making and until the Closing Date will not make or commit itself, without the written consent of the Company, to:

	(i)	declare or pay any dividend, or make any distribution of its properties or assets to its shareholders, or purchase or retire any of its shares;
(ii)

sell all or any part of its assets or agree to do or perform any act or enter into any transaction or negotiation which could reasonably be expected to interfere with this Agreement or which would render inaccurate any of the representations, warranties and covenants set forth in this Agreement; or

	(iii)	merge, amalgamate or consolidate into or with any entity, or enter into any other corporate reorganization;

provided, however, that the provisions hereof shall not preclude the Purchaser pending the Closing or the termination of this Agreement, whichever shall first occur, from carrying on its business in the normal course thereof;

(ax)	the Purchaser will, for a period of at least five business days prior to the Closing Date, during normal business hours:
(i)

make available for inspection by the counsel, auditors and representatives of the Company, at such location as is appropriate, all of the Purchaser's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Company; provided such persons do not unduly interfere in the operations of the Purchaser;

(ii)

authorize and permit such persons at the risk and the sole cost of the Company, and only if such persons do not unduly interfere in the operations of the Purchaser, to attend at all of its respective places of business and operations to observe the conduct of its business and operations, inspect its properties and assets and make physical counts of its inventories, shipments and deliveries; and

(iii)

require the Purchaser's management personnel to respond to all reasonable inquiries concerning the Purchaser's business assets or the conduct of its business relating to its liabilities and obligations;

(ay)	the Purchaser will give to the Company, within at least five business days prior to the Closing Date, by written notice, particulars of:
(i)

each occurrence within the Purchaser's knowledge after the Execution Date of this Agreement that, if it had occurred before the Execution Date, would have been contrary to any of the Purchaser's representations or warranties contained herein; and

	(ii)	each occurrence or omission within the Purchaser's knowledge after the Execution Date that constitutes a breach of any of the Purchaser's covenants contained in this Agreement;
(az)

save and except for those matters which are listed in Schedule "I" which is attached hereto and as set forth in the Purchaser Disclosure Schedule, the shares in the capital of the Purchaser are not subject to or affected by any actual or, to the knowledge of the Purchaser, pending or threatened cease trading, compliance or denial of use of exemptions orders of, or action, investigation or proceeding by or before, any securities regulatory authority, Court, administrative agency or other tribunal;

(ba)	the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:
	(i)	conflict with or result in a breach of or violate any of the terms, conditions or provisions of the constating documents of the Purchaser;
(ii)

conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any Court or governmental authority, domestic or foreign, to which the Purchaser is subject, or constitute or result in a default under any agreement, contract or commitment to which the Purchaser is a party;

	(iii)	give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which the Purchaser is a party;
(iv)

give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Purchaser which is necessary or desirable in connection with the conduct and operations of its businesses and the ownership or leasing of its business assets; or

(v)

constitute a default by the Purchaser or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Purchaser which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument;

(bb)

neither this Agreement nor any other document, certificate or statement furnished to any of the Vendors or the Company by or on behalf of the Purchaser in connection with the transactions contemplated hereby knowingly or negligently contains any untrue or incomplete statement of material fact or omits to state a material fact necessary in order to make the statements therein not misleading; and

(bc)

it is not aware of any fact or circumstance which has not been disclosed to the Vendors and the Company which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Vendors and the Company to enter into this Agreement.

4.2               Continuity of the representations, warranties and covenants by the Purchaser. The representations, warranties and covenants of the Purchaser contained in this Article, or in any certificates or documents delivered pursuant to the provisions of this Agreement or in connection with the transactions contemplated hereby, will be true at and as of the Closing Date as though such representations, warranties and covenants were made at and as of such time. Notwithstanding any investigations or inquiries made by either of the Vendors or the Company, or by the Vendors' or the Company's respective professional advisors prior to the Closing Date, or the waiver of any condition by either of the Vendors or the Company, the representations, warranties and covenants of the Purchaser contained in this Article shall survive the Closing Date and shall continue in full force and effect for a period of one calendar year from the Closing Date; provided, however, that the Purchaser shall not be responsible for the breach of any representation, warranty or covenant of the Purchaser contained herein caused by any act or omission of either of the Vendors or the Company prior to the Execution Date hereof of which the Purchaser was unaware or as a result of any action taken by either of the Vendors or the Company after the Execution Date. In the event that any of the said representations, warranties or covenants are found by a Court of competent jurisdiction to be incorrect and such incorrectness results in any loss or damage sustained directly or indirectly by either of the Vendors and/or the Company, then the Purchaser will, in accordance with the provisions of Article "15" hereinbelow, pay the amount of such loss or damage to either of the Vendors and/or the Company, as the case may be, within 30 calendar days of receiving notice of judgment therefore; provided that the Vendors and the Company will not be entitled to make any claim unless the loss or damage suffered may exceed the amount of U.S. $1,000.00.

Article 5

CONDITIONS PRECEDENT TO CLOSING

5.1               Parties' conditions precedent. All of the rights, duties and obligations of each of the Parties hereto under this Agreement are subject to the following conditions precedent for the exclusive benefit of each of the Parties to be fulfilled in all material aspects in the reasonable opinion of each of the Parties or to be waived by each or any of the Parties, as the case may be, as soon as possible after the Execution Date; however, unless specifically indicated as otherwise, not later than two calendar days prior to the Closing Date (such date being the "Subject Removal Date"):

    the specific ratification of the terms and conditions of this Agreement by the Board of Directors of each of the Purchaser and the Company within one calendar day of the due and completion execution of this Agreement by each of the Parties hereto (collectively, the "Ratification");

    the completion by each of the Purchaser and the Company of an initial due diligence and operations review of the other Party's respective businesses and operations within two calendar days of the prior satisfaction of the Ratification (collectively, the "Initial Due Diligence");

    if required under applicable corporate and securities laws, the receipt of all necessary approvals from any Regulatory Authority having jurisdiction over the transactions contemplated by this Agreement on or before January 31, 2006;

    if required under applicable corporate and securities laws, shareholders of the Purchaser and/or the Company passing an ordinary resolution or, where required, a special resolution, approving the terms and conditions of this Agreement and all of the transactions contemplated hereby, and the Purchaser and/or the Company sending all required notice to the Purchaser's and/or the Company's shareholders in connection therewith, or, in the alternative and if allowable in accordance with applicable corporate and securities laws, shareholders of the Purchaser and/or the company holding over 50% of the issued shares of the Purchaser and the Company providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement and all of the transactions contemplated hereby together with certification of any required notice to all shareholders of the Purchaser and/or Company of such written consent resolutions; and

    the Board of Directors of the Purchaser and/or the shareholders of the Purchaser, if required, approving of the within issuance by the Purchaser to the order and direction of the Vendors of all of the referenced Shares in accordance with section "2.2" hereinabove and, in addition, the Board of Directors and/or shareholders of the Purchaser, if required, having also approved and received any required notice of such other matters as may be agreed to as between the Parties hereto prior the completion of the transactions contemplated by this Agreement.

5.2               Parties' waiver of conditions precedent. The conditions precedent set forth in section "5.1" hereinabove are for the exclusive benefit of each of the Parties hereto and may be waived by each or any of the Parties in writing and in whole or in part at any time; however, not later than the Subject Removal Date.

5.3               Vendors' and the Company's conditions precedent. The rights, duties and obligations of each of the Vendors and the Company under this Agreement are also subject to the following conditions precedent for the exclusive benefit of each of the Vendors and the Company to be fulfilled in all material aspects in the reasonable opinion of the Vendors and the Company or to be waived by each or any of the Vendors and the Company as soon as possible after the Execution Date, however; unless specifically indicated as otherwise, not later than the Subject Removal Date:

(a)	the Purchaser shall have complied with all warranties, representations, covenants and agreements herein agreed to be performed or caused to be performed by the Purchaser on or before the Closing Date;
(b)	the Purchaser shall have complied with all applicable securities laws in connection with the issuance of the Shares to the Vendors on or before the Closing Date;
(c)

the Purchaser will have obtained all authorizations, approvals, or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement, and other actions by, and have made all filings with, any and all Regulatory Authorities required to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions will be in full force and effect, and all such filings will have been accepted by the Purchaser who will be in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any Regulatory Authority to which the Purchaser may be subject;

(d)

all matters which, in the opinion of counsel for the Vendors and the Company, are material in connection with the transactions contemplated by this Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

(e)	no material loss or destruction of or damage to the Purchaser shall have occurred since the Execution Date;
(f)	no action or proceeding at law or in equity shall be pending or threatened by any person, company, firm, governmental authority, regulatory body or agency to enjoin or prohibit:
(i) the purchase or transfer of any of the Purchased Shares contemplated by this Agreement or the right of the Vendors to dispose of any of the Purchased Shares; or
(ii) the right of the Purchaser to conduct its operations and carry on, in the normal course, its business and operations as it has carried on in the past;
(g)	the Purchaser will, for a period of at least five business days prior to the Closing Date, during normal business hours:
(i)

make available for inspection by the counsel, auditors and representatives of the Vendors and the Company, at such location as is appropriate, all of the Purchaser's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Vendors and the Company; provided such persons do not unduly interfere in the operations of the Purchaser;

(ii)

authorize and permit such persons at the risk and the sole cost of the Vendors and the Company, and only if such persons do not unduly interfere in the operations of the Purchaser, to attend at all of its places of business and operations to observe the conduct of its business and operations, inspect its properties and assets and make physical counts of its inventories, shipments and deliveries; and

(iii)

require the Purchaser's management personnel to respond to all reasonable inquiries concerning the Purchaser's business assets or the conduct of its business relating to its liabilities and obligations; and

(h)

the completion by the Vendors and the Company, and by the Vendors' and the Company's professional advisors, of a thorough due diligence and operations review of the business and operations of the Purchaser to the sole and absolute satisfaction of each of the Vendors and the Company.

5.4               Vendors' and the Company's waiver of conditions precedent. The conditions precedent set forth in section "5.3" hereinabove are for the exclusive benefit of each of the Vendors and the Company and may be waived by each or any of the Vendors and the Company in writing and in whole or in part at any time after the Execution Date; however, unless specifically indicated as otherwise, not later than the Subject Removal Date.

5.5               Purchaser's conditions precedent. The rights, duties and obligations of the Purchaser under this Agreement are also subject to the following conditions precedent for the exclusive benefit of the Purchaser to be fulfilled in all material aspects in the reasonable opinion of the Purchaser or to be waived by the Purchaser as soon as possible after the Execution Date; however, unless specifically indicated as otherwise, not later than the Subject Removal Date:

(a)

the Vendors and the Company shall have complied with all warranties, representations, covenants and agreements herein agreed to be performed or caused to be performed by the Vendors and the Company on or before the Closing Date;

(b)

the Vendors and the Company will have obtained all authorizations, approvals or waivers that may be necessary or desirable in connection with the transactions contemplated in this Agreement, and other actions by, and have made all filings with, any and all Regulatory Authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions will be in full force and effect, and all such filings will have been accepted by the Vendors and the Company who will be in compliance with, and have not committed any breach of, any securities laws, regulations or policies of any Regulatory Authority to which the Vendors or the Company may be subject;

(c)

all matters which, in the opinion of counsel for the Purchaser, are material in connection with the transactions contemplated by this Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

(d)	no material loss or destruction of or damage to the Company, any of the Company's Assets, any of the Company's Business or the Purchased Shares shall have occurred;

(e)	no action or proceeding at law or in equity shall be pending or threatened by any person, company, firm, governmental authority, regulatory body or agency to enjoin or prohibit:
	(i)	the purchase or transfer of any of the Purchased Shares contemplated by this Agreement or the right of the Vendors to dispose of any of the Purchased Shares; or
	(ii)	the right of the Company to conduct its operations and carry on, in the normal course, its Company's Business and operations as it has carried on in the past;
(f)	the delivery to the Purchaser by the Vendors and the Company, on a confidential basis, of all Business Documentation and including, without limitation, the following documentation and information:
	(i)	a copy of all material contracts, agreements, reports and information of any nature respecting the Company, its assets and the Company's Business; and
(ii)

details of any lawsuits, claims or potential claims relating to either the Company, its assets, the Company's Business or the Purchased Shares of which either of the Vendors or the Company is aware and the Purchaser is unaware;

(g)	the Vendors and the Company will, for a period of at least five business days prior to the Closing Date, during normal business hours:
(i)

make available for inspection by the counsels, auditors and representatives of the Purchaser, at such location as is appropriate, all of the Company's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Purchaser; provided such persons do not unduly interfere in the operations of the Company;

(ii)

authorize and permit such persons at the risk and the sole cost of the Purchaser, and only if such persons do not unduly interfere in the operations of the Company, to attend at all of its places of business and operations to observe the conduct of its business and operations, inspect its properties and assets and make physical counts of its inventories, shipments and deliveries; and

(iii)

require the Company's management personnel to respond to all reasonable inquiries concerning the Company's Business and assets or the conduct of its business relating to its liabilities and obligations;

(h)

the delivery to the Purchaser by the Company and the Vendors of an opinion of the counsel for the Company, in a form satisfactory to the Purchaser's counsel, dated as at the date of delivery, to the effect that:

(i)

the Company is a corporation duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

	(ii)	the Company has the power, authority and capacity to own and use all of its assets and to carry on its Company's Business as presently conducted by it;
	(iii)	the Company, as the legal and beneficial owner of all of its assets, holds all of the assets free and clear of all liens, charges and claims of others;
(iv)

the number of authorized and issued shares in the share capital of the Company are as warranted by the Vendors and the Company, and all of such issued shares are duly authorized, validly issued and outstanding as fully paid and non-assessable;

(v)

all necessary steps and corporate proceedings have been taken by the Vendors and the Company to permit the Purchased Shares to be duly and validly transferred to and registered in the name of the Purchaser as at the Closing Date;

(vi)

based on actual knowledge and belief, such counsel knows of no claims, judgments, actions, suits, litigation, proceedings or investigations, actual, pending or threatened, against either the Vendors or the Company which might materially affect either the Company, its assets or the Company's Business or which could result in any material liability to either of the Company, its assets or the Company's Business; and

(vii)

as to all other legal matters of a like nature pertaining to the Vendors, the Company, its assets, the Company's Business and to the transactions contemplated hereby as the Purchaser or the Purchaser's counsel may reasonably require; and

(i)

the completion by the Purchaser and by the Purchaser's professional advisors of a thorough due diligence and operations review of both the Company's Business and the operations of the Company together with the transferability of the Purchased Shares as contemplated by this Agreement, to the sole and absolute satisfaction of the Purchaser.

5.6               Purchaser's waiver of conditions precedent. The conditions precedent set forth in section "5.5" hereinabove are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing and in whole or in part at any after the Execution Date; however, unless specifically indicated as otherwise, not later than the Subject Removal Date.

Article 6

CLOSING AND EVENTS OF CLOSING

6.1               Closing and Closing Date. The closing (the "Closing") of the within purchase and delivery of the Purchased Shares, as contemplated in the manner as set forth in Article "2" hereinabove, together with all of the transactions contemplated by this Agreement, shall occur on such day which is two calendar days following the due and complete satisfaction of all of the conditions precedent which are set out in Article "5" hereinabove (the "Closing Date"), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed, in each such instance, at the offices of Lang Michener LLP,

Lawyers - Patent & Trade Mark Agents, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, at 2:00 p.m. (Vancouver time) on the Closing Date.

6.2               Latest Closing Date. If the Closing Date has not occurred by February 10, 2006 this Agreement will be terminated and unenforceable unless the Parties hereto agree in writing to grant an extension of the Closing Date.

6.3               Documents to be delivered by the Vendors and the Company prior to the Closing Date. Not later than two calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Vendors and the Company shall also execute and deliver, or cause to be delivered, to the Purchaser, the Transfer Agent and/or the Escrow Agent, as applicable, all such other documents, resolutions and instruments as may be necessary, in the opinion of counsel for the Purchaser, acting reasonably, to complete all of the transactions contemplated by this Agreement and including, without limitation, the necessary transfer all of the Purchased Shares to the Purchaser free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to, the following materials:

(a)

a certified copy of an ordinary resolution of the shareholders of the Vendors and/or the Company approving the terms and conditions of this Agreement and the transactions contemplated hereby and thereby or, in the alternative, shareholders of the Vendors and/or the Company holding over 50% of the issued shares of the Vendors and/or the Company providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement and all of the transactions contemplated thereunder together with certification of any required notice to all shareholders of the Vendors and/or the Company of such written consent resolutions;

(b)

all documentation as may be necessary and as may be required by counsel for the Purchaser, acting reasonably, to ensure that all of the Purchased Shares have been transferred, assigned and are registerable in the name of and for the benefit of the Purchaser under all applicable corporate and securities laws;

(c)

all documentation as may be necessary and as may be required by counsel for the Purchaser, acting reasonably, to ensure that the Assignment by the Company to the appropriate Vendors, and in proportion to each such Vendor's original unsecured loan and seed capital funding of the Company, of all of the Indebtedness and the Security related thereto, has been completed under all applicable corporate and securities laws;

(d)

certificate(s) representing the Purchased Shares registered in the name of the Vendors, duly endorsed for transfer to the Purchaser or irrevocable stock powers transferring the Purchased Shares to the Purchaser;

(e)	a certificate representing the Purchased Shares registered in the name of the Purchaser;
(f)

a certified copy of the resolutions of the Board of Directors of the Company (and of the corporate Vendors if necessary) authorizing the transfer by the Vendors to the Purchaser of the Purchased Shares and the Assignment by the Company to the appropriate Vendors of all of the Indebtedness and the Security related thereto;

(g)

a copy of all corporate records and books of account of the Company and including, without limiting the generality of the foregoing, a copy of all minute books, share register books, share certificate books and annual reports of the Company;

(h)	all necessary consents and approvals in writing to the completion of the transactions contemplated herein;
(i)

a certificate of an officer of the Company, dated as of the Closing Date, acceptable in form to counsel for the Purchaser, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Vendors and the Company contained in this Agreement are true and correct in all respects and will be true and correct as of the Closing Date as if made by the Vendors and the Company on the Closing Date;

(j)

an opinion of counsel to the Vendors and the Company, dated as at the Closing Date, and addressed to the Purchaser and its counsel, in form and substance satisfactory to the Purchaser's counsel, acting reasonably, and including the following:

	(i)	the due incorporation, existence and standing of each of the Company and its qualification to carry on business;
	(ii)	the authorized and issued capital of the Company;
	(iii)	that all Purchased Shares have been duly authorized and issued and are fully paid and non-assessable;
	(iv)	all necessary steps and proceedings have been taken in connection with the execution, delivery and performance of this Agreement and the transactions contemplated herein; and
	(v)	that the Purchased Shares have been duly issued to and registered in the name of the Purchaser in compliance with all applicable corporate and securities laws;
(k)	all remaining Business Documentation; and
(l)	all such other documents and instruments as the Purchaser's counsel may reasonably require.

6.4               Documents to be delivered by the Purchaser prior to the Closing Date. Not later than two calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver, or cause to be delivered, to the Company, the Transfer Agent and/or the Escrow Agent, as applicable, all such other documents, resolutions and instruments as are necessary, in the opinion of counsel for the Vendors and the Company, acting reasonably, to issue to the Vendors the entire Purchase Price Shares free and clear of all liens, charges and encumbrances, however, subject to the normal resale provisions applicable thereto, and in particular including, but not being limited to, the following materials:

    a Closing agenda;

    a certified copy of an ordinary resolution of the shareholders of the Purchaser approving the terms and conditions of this Agreement and the transactions contemplated hereby and thereby or, in the alternative, shareholders of the Purchaser holding over 50% of the issued shares of the Purchaser providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement and all of the transactions contemplated thereunder together with certification of any required notice to all shareholders of the Purchaser of such written consent resolutions;

    a certified copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby and including, without limitation, each of the matters provided for in paragraph "5.1(e)" hereinabove;

    share certificates, subject to the normal resale provisions applicable thereto, representing all of the Purchase Price Shares issued and registered in the names of the Vendors as notified by the Vendors to the Purchaser prior to Closing in accordance with sections "2.2" and "2.3" hereinabove;

    all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

    a certificate of an officer of the Purchaser, dated as of the Closing Date, acceptable in form to counsel for the Vendors and the Company, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Purchaser contained in this Agreement are true and correct and will be true and correct as of the Closing Date as if made by the Purchaser on the Closing Date; and

    all such other documents and instruments as the Vendors' and the Company's counsel may reasonably require.

Article 7

APPOINTMENT OF ESCROW AGENT AND TRANSFER DOCUMENTS

7.1               Appointment of Escrow Agent. The Parties hereto hereby acknowledge and initially appoint Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, counsel for the Purchaser herein, as escrow agent (the "Escrow Agent") herein, or such other Escrow Agent as may be mutually determined by the Parties hereto prior to the Subject Removal Date.

7.2               Escrow of Transfer Documents. Subject to and in accordance with the terms and conditions hereof and the requirements of Articles "2", "5" and "6" hereinabove, and without in any manner limiting the obligations of each of the Parties hereto as contained therein and hereinabove, it is hereby acknowledged and confirmed by the Parties hereto that each of the Parties will execute, deliver, or cause to be delivered, all such documentation as may be required by the requirements of Articles "2", "5" and "6" hereinabove (herein, collectively, the "Transfer Documents") and deposit the same with the Escrow Agent, or with such other mutually agreeable escrow agent, together with a copy of this Agreement, there to be held in escrow for release by the Escrow Agent to the Parties in accordance with the strict terms and provisions of Articles "2", "5" and "6" hereinabove.

7.3               Resignation of Escrow Agent. The Escrow Agent may resign from its duties and responsibilities if it gives each of the Parties hereto three calendar days' written notice in advance. Upon receipt of notice of the Escrow Agent's intention to resign, the Parties shall, within three calendar days, select a replacement escrow agent and jointly advise the Escrow Agent in writing to deliver the Transfer Documents to the replacement escrow agent. If the Parties fail to agree on a replacement escrow agent within three calendar days of such notice, the replacement escrow agent shall be selected by a Judge of the Supreme Court of the Province of British Columbia upon application by any Party hereto. The Escrow Agent shall continue to be bound by this Agreement until the replacement escrow agent has been selected and the Escrow Agent receives and complies with the joint instructions of the Parties to deliver the Transfer Documents to the replacement escrow agent. The Parties agree to enter into an escrow agreement substantially in the same form of this Agreement with the replacement escrow agent.

7.4               Instructions to Escrow Agent. Instructions given to the Escrow Agent pursuant to this Agreement shall be given by duly authorized signatories of the respective Parties hereto.

7.5               No other duties or obligations. The Escrow Agent shall have no duties or obligations other than those specifically set forth in this Article.

7.6               No obligation to take legal action. The Escrow Agent shall not be obligated to take any legal action hereunder which might, in its judgment, involve any expense or liability unless it shall have been furnished with a reasonable indemnity by all of the Parties hereto together with such other third parties as the Escrow Agent may require in its sole and absolute discretion.

7.7               Not bound to any other agreements. The Escrow Agent is not bound in any way by any other contract or agreement between the Parties hereto whether or not it has knowledge thereof or of its terms and conditions and its only duty, liability and responsibility shall be to hold and deal with the Transfer Documents as herein directed.

7.8               Notice. The Escrow Agent shall be entitled to assume that any notice and evidence received by it pursuant to these instructions from anyone has been duly executed by the Party by whom it purports to have been signed and that the text of any notice and evidence is accurate and the truth. The Escrow Agent shall not be obliged to inquire into the sufficiency or authority of the text or any signatures appearing on such notice or evidence.

7.9               Indemnity. The Parties hereto, jointly and severally, covenant and agree to indemnify the Escrow Agent and to hold it harmless against any loss, liability or expense incurred, without negligence or bad faith on its part, arising out of or in connection with the administration of its duties hereunder including, without limitation, the costs and expenses of defending itself against any claim or liability arising therefrom.

7.10               Not required to take any action. In the event of any disagreement between any of the Parties hereto to these instructions or between them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the Transfer Documents, or in the event that the Escrow Agent should take action hereunder, it may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, it shall not be or become liable in any way or to any person for its failure or refusal to act, and it shall be entitled to continue so to refrain from acting until:

    the rights of all Parties shall have been fully and finally adjudicated by a court of competent jurisdiction; or

    all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and it shall have been notified thereof in writing signed by all such persons.

Article 8

DUE DILIGENCE INVESTIGATION

8.1               Due diligence. Each of the Parties hereto shall forthwith conduct such further due diligence examination of the other Parties hereto as it deems appropriate.

8.2               Confidentiality. Each Party may in a reasonable manner carry out such investigations and due diligence as to the other Parties hereto, at all times subject to the confidentiality provisions of Articles "9" and "10" hereinbelow, as each Party deems necessary. In that regard the Parties agree that each shall have full and complete access to the other Parties' books, records, financial statements and other documents, articles of incorporation, by-laws, minutes of Board of Directors' meetings and its committees, investment agreements, material contracts and as well such other documents and materials as the Parties hereto, or their respective solicitors, may deem reasonable and necessary to conduct an adequate due diligence investigation of each Party, its respective operations and financial condition prior to the Closing.

Article 9

NON-DISCLOSURE

9.1               Non-disclosure. Subject to the provisions of section "9.3" hereinbelow, the Parties hereto, for themselves, their officers, directors, shareholders, consultants, employees and agents, agree that they each will not disseminate or disclose, or knowingly allow, permit or cause others to disseminate or disclose to third parties who are not subject to express or implied covenants of confidentiality, without the other Parties' express written consent, either: (i) the fact or existence of this Agreement or discussions and/or negotiations between them involving, inter alia, possible business transactions; (ii) the possible substance or content of those discussions; (iii) the possible terms and conditions of any proposed transaction; (iv) any statements or representations (whether verbal or written) made by either Party in the course of or in connection with those discussions; or (v) any written material generated by or on behalf of any Party and such contacts, other than such disclosure as may be required under applicable securities legislation or regulations, pursuant to any order of a Court or on a "need to know" basis to each of the Parties' respective professional advisors.

9.2               Documentation. Any document or written material generated by either Party hereto in the course of, or in connection with, the due diligence investigations conducted pursuant to this Agreement shall be marked or deemed "Confidential" and shall be treated by each Party as a trade secret of the other Parties. Upon termination of this Agreement prior to Closing all copies of any and all documents obtained by any Party from any other Party herein, whether or not marked "Confidential", shall be returned to the other Parties forthwith.

9.3               Public announcements. Notwithstanding the provisions of this Article, the Parties hereto agree to make such public announcements of this Agreement promptly upon its execution in accordance with the requirements of applicable securities legislation and regulations.

Article 10

PROPRIETARY INFORMATION AND

ADDITIONAL OBLIGATIONS OF THE PARTIES HERETO

10.1               Confidential Information. Each Party hereto acknowledges that any and all information which a Party may obtain from, or have disclosed to it, about the other Parties constitutes valuable trade secrets and proprietary confidential information of the other Parties (collectively, the "Confidential Information"). No such Confidential Information shall be published by any Party without the prior written consent of the other Parties hereto, however, such consent in respect of the reporting of factual data shall not be unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws. Furthermore, each Party hereto undertakes not to disclose the Confidential Information to any third party without the prior written approval of the other Parties and to ensure that any third party to which the Confidential Information is disclosed shall execute an agreement and undertaking on the same terms as contained herein.

10.2               Impact of breach of confidentiality. The Parties hereto acknowledge that the Confidential Information is important to the respective businesses of each of the Parties and that, in the event of disclosure of the Confidential Information, except as authorized hereunder, the damage to each of the Parties hereto, or to either of them, may be irreparable. For the purposes of the foregoing sections the Parties recognize and hereby agree that a breach by any of the Parties of any of the covenants therein contained would result in irreparable harm and significant damage to each of the other Parties that would not be adequately compensated for by monetary award. Accordingly, the Parties agree that in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, any such Party will also be liable to the other Parties, as liquidated damages, for an amount equal to the amount received and earned by such Party as a result of and with respect to any such breach. The Parties also acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances. In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of the respective businesses of each of the Parties and are reasonable and valid, and all defenses to the strict enforcement thereof by either of the Parties are hereby waived by the other Parties.

10.3               Compliance with applicable laws. The Parties will comply with all U.S., Canadian and foreign laws, whether federal, provincial or state, applicable to their respective duties hereunder and, in addition, hereby represent and warrant that any information which they may provide to any person or company hereunder will, to the best of their respective knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.

10.4               Opinions, reports and advice of the Vendors. The Vendors acknowledge and agree that all written and oral opinions, reports, advice and materials provided by the Vendors to the Purchaser or the Company in connection with purchase and sale contemplated herein are intended solely for the Purchaser's benefit and for the Purchaser's use only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Purchaser. In this regard the Vendors covenant and agree that the Purchaser may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Purchaser's sole and absolute discretion. The Vendors further covenant and agree that no public references to the Purchaser, the Company or the Vendors, or disclosure of the Vendors' role in respect of the Purchaser or the Company, be made by the Vendors without the prior written consent of the Purchaser in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Purchaser, be provided by the Vendors to the Purchaser in a form and with such substance as would be acceptable for filing with and approval by any Regulatory Authority having jurisdiction over the affairs of the Purchaser and the Company from time to time.

Article 11

ASSIGNMENT AND VARIATIONS

11.1               Assignment. Save and except as provided herein, no Party hereto may sell, assign, pledge or mortgage or otherwise encumber all or any part of its respective interest herein without the prior written consent all of the other Parties hereto.

11.2               Amendment. This Agreement and any provision thereof may only be amended in writing and only by duly authorized signatories of each of the respective Parties hereto.

11.3               Power of Attorney on behalf of the Vendors. In order to better provide for the administration and completion of each of the transactions which are contemplated by the terms and conditions of this Agreement, each Vendor does hereby make, constitute and appoint Douglas Humphreys, a Vendor and the sole director and officer of the Company, or such other present or future director or officer of the Company as Mr. Humphreys may appoint in writing, and in his sole and absolute discretion, in his time(s) of absence (the "Attorney"), as such Vendor's true and lawful Attorney for such Vendor and in such Vendor's name, place and stead and for the sole purpose and power of specifically doing all acts and executing all deeds, resolutions, documents, matters and things and including, without limitation, any agreement supplemental thereto, which may be necessary to be done in such Vendor's place and stead and in order to complete all of transactions on such Vendor's behalf which may be required under the terms and conditions of this Agreement (the "Power of Attorney"). In this regard the within Power of Attorney for each particular Vendor shall be effective from the Execution Date of this Agreement and shall continue in full force and effect until the earlier of either the final Closing or the termination of the within purchase and sale.

11.4               Corrections and amendments to be made by Attorney. Without in any manner whatsoever limiting the Power of Attorney granted to the Attorney by each Vendor as set forth immediately hereinabove, the Vendors hereby also specifically authorize the Attorney to correct any errors in, to complete any information missing from and to make any amendments to this Agreement, together with any and all other documents, resolutions and instruments as may be necessary, in the opinion of Attorney, acting reasonably, to complete all of the transactions contemplated by terms and conditions of this Agreement.

11.5               Variation in the terms of this Agreement upon review. It is hereby acknowledged and agreed by each of the Parties hereto that where any variation in the terms and/or conditions of this Agreement is reasonably required by any of the Regulatory Authorities as a condition of their respective "Regulatory Approval" to any of the terms and conditions of this Agreement, any such reasonable variation, having first been notified to all Parties, will be deemed to be accepted by each of the Parties hereto and form part of the terms and conditions of this Agreement. If any such Party, acting reasonably, deems any such notified variation unreasonable, that Party may, in its sole and absolute discretion, and within a period of not greater than 10 calendar days from its original notification and at its cost, make such further applications or submissions to the relevant Regulatory Authority as it considers necessary in order to seek an amendment to any such variation; provided, however, that the final determination by any such Regulatory Authority to any such application or submission by such objecting Party will be deemed binding upon such Party who must then provide notification to all other Parties as provided for hereinabove.

Article 12

FORCE MTAJEURE

12.1               Events. If any Party hereto is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

12.2               Notice. A Party shall, within seven calendar days, give notice to the other Parties of each event of force majeure under section "12.1" hereinabove, and upon cessation of such event shall furnish the other Parties with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

Article 13

ARBITRATION

13.1               Matters for Arbitration. The Parties hereto agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.

13.2               Notice. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than five calendar days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the expiration of such five calendar days the Party who gave such notice may proceed to refer the dispute to arbitration as provided in section "13.3" hereinbelow.

13.3               Appointments. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within five calendar days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five calendar days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within five calendar days after receiving notice of the appointment of the first arbitrator, or if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the "Arbitration Rules" of the American Arbitration Association. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Rules. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Las Vegas, Nevada, U.S.A., for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.

13.4               Award. The Parties hereto agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

Article 14

DEFAULT AND TERMINATION

14.1               Default. The Parties hereto agree that if any Party hereto is in default with respect to any of the provisions of this Agreement (herein called the "Defaulting Party"), the non-defaulting Parties (herein called, collectively, the "Non-Defaulting Party") shall give notice to the Defaulting Party designating such default, and within five calendar days after its receipt of such notice, the Defaulting Party shall either:

    cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or

    give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.

14.2               Arbitration. If arbitration is sought, a Party shall not be deemed in default until the matter shall have been determined finally by appropriate arbitration under the provisions of Article "13" hereinabove.

14.3               Curing the Default. If:

    the default is not so cured or the Defaulting Party does not commence or diligently proceed to cure the default; or

    arbitration is not so sought; or

    the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it within five calendar days after the rendering of the arbitration award,

the Non-Defaulting Party may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Agreement.

14.4               Termination. In addition to the foregoing it is hereby acknowledged and agreed by the Parties hereto that this Agreement will be immediately terminated, unless otherwise extended in accordance with section "6.2" hereinabove, in the event that:

    the entire Ratification is not received within one business day of the Execution Date;

    either of the Parties hereto has not either satisfied or waived each of their respective conditions precedent prior to the Subject Removal Date in accordance with the provisions of Article "5" hereinabove;

    either of the Parties hereto has failed to deliver or caused to be delivered any of their respective documents required to be delivered by Articles "5", "6" and "7" hereinabove prior to each of the Subject Removal Date and the Closing Date in accordance with the provisions of Articles "5", "6" and "7";

    the final Closing has not occurred on or before February 10, 2006 in accordance with section "6.2" hereinabove; or

    by agreement in writing by each of the Parties hereto;

and in such event this Agreement will be terminated and be of no further force and effect other than the obligations under Articles "9" and "10" hereinabove.

Article 15

INDEMNIFICATION AND LEGAL PROCEEDINGS

15.1               Indemnification. The Parties hereto agree to indemnify and save harmless the other Parties hereto and including, where applicable, their respective affiliates, directors, officers, employees and agents (each such party being an "Indemnified Party") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.

15.2               No indemnification. This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.

15.3               Claim of indemnification. The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

15.4               Notice of claim. In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against any of the Parties hereto, the Indemnified Party will give the relevant Party hereto prompt written notice of any such action of which the Indemnified Party has knowledge and such Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt Consulting of counsel acceptable to the Indemnified Party affected and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve any Party hereto of such Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by any Party hereto of substantive rights or defenses.

15.5               Settlement. No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.

15.6               Legal proceedings. Notwithstanding that the relevant Party hereto will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

    such counsel has been authorized by the relevant Party hereto;

    the relevant Party hereto has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

    the named parties to any such action include any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

    there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.

15.7               Contribution. If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party hereto shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by any Party hereto on the one hand and the Indemnified Party on the other, but also the relative fault of the Parties and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party hereto shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

Article 16

NOTICE

16.1               Notice. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, or 15 calendar days in the case of an addressee with an address for service in a country other than a country in which the Party giving the notice, demand or other communication resides, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

16.2               Change of address. Either Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

Article 17

GENERAL PROVISIONS

17.1               Entire agreement. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties hereto with respect to the subject matter of this Agreement and including, without limitation, the Agreement In Principle among the Company, Oak Hills LLC and the Purchaser.

17.2               Enurement. This Agreement will enure to the benefit of and will be binding upon the Parties hereto, their respective heirs, executors, administrators and assigns.

17.3               Schedules. The Schedules to this Agreement are hereby incorporated by reference into this Agreement in its entirety.

17.4               Time of the essence. Time will be of the essence of this Agreement.

17.5               Representation and costs. It is hereby acknowledged by each of the Parties hereto that Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, act solely for the Purchaser, and, correspondingly, that each of the Vendors and the Company have been required by each of Lang Michener LLP and the Purchaser to obtain independent legal advice with respect to their respective reviews and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that Lang Michener LLP, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to the Purchaser and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Purchaser for certain of such persons to act in a similar capacity while acting for the Purchaser as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party hereto to the role and capacity of Lang Michener LLP, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, Lang Michener LLP, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party hereto is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Lang Michener LLP, shall be at the cost of the Company.

17.6               Applicable law. The situs of this Agreement is Las Vegas, Nevada, U.S.A., and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the State of Nevada, U.S.A..

17.7               Further assurances. The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.

17.8               Invalid provisions. If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

17.9               Currency. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the United States.

17.10               Severability and construction. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

17.11               Captions. The captions, section numbers, Article numbers and Schedule numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

17.12               Counterparts. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary and, if required, by facsimile, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and, notwithstanding the date of execution, will be deemed to bear the Execution Date as set forth on the front page of this Agreement.

17.13               No partnership or agency. The Parties hereto have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

17.14               Consents and waivers. No consent or waiver expressed or implied by either Party hereto in respect of any breach or default by any other Party in the performance by such other of its obligations hereunder shall:

    be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

    be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

    constitute a general waiver under this Agreement; or

    eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

               IN WITNESS WHEREOF each of the Parties hereto has hereunto set its seal by the hand of its duly authorized signatory as of the Execution Date as set forth on the front page of this Agreement.

SIGNED, SEALED and DELIVERED by JAMES C. DOW, a Vendor herein, in the presence of: Witness Signature Witness Address Witness Name and Occupation	) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares to sell: 100 Number of Shares to acquire: 1,500,000 (Signed) JAMES C. DOW
SIGNED, SEALED and DELIVERED by ALEXANDER COX, a Vendor herein, in the presence of: Witness Signature Witness Address Witness Name and Occupation	) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares to sell: 100 Number of Shares to acquire: 1,500,000 (Signed) ALEXANDER COX
SIGNED, SEALED and DELIVERED by DOUGLAS HUMPHREYS, a Vendor herein, in the presence of: Witness Signature Witness Address Witness Name and Occupation	) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares to sell: 100 Number of Shares to acquire: 1,500,000 (Signed) DOUGLAS HUMPHREYS
The COMMON SEAL of NEWPORT CAPITAL CORPORATION, a Vendor herein, was hereunto affixed in the presence of: (Signed) Authorized Signatory	) ) ) ) ) ) )	Number of Purchased Shares to sell: 50 Number of Shares to acquire: 750,000 (C/S)

The COMMON SEAL of VERONA CAPITAL INTERNATIONAL, a Vendor herein, was hereunto affixed in the presence of: (Signed) Authorized Signatory	) ) ) ) ) ) )	Number of Purchased Shares to sell: 50 Number of Shares to acquire: 750,000 (C/S)
The COMMON SEAL of OAK HILLS DRILLING AND OPERATING INTERNATIONAL, INC., the Company herein, was hereunto affixed in the presence of: (Signed) Authorized Signatory	) ) ) ) ) ) ) )	(C/S)
The COMMON SEAL of OAK HILLS DRILLING AND OPERATING, LLC, Oak Hills LLC herein, was hereunto affixed in the presence of: (Signed) Authorized Signatory	) ) ) ) ) ) ) )	(C/S)
The COMMON SEAL of LEXINGTON RESOURCES, INC., the Purchaser herein, was hereunto affixed in the presence of: (Signed) Authorized Signatory	) ) ) ) ) ) ) )	(C/S)